LOAN AGREEMENT


         THIS LOAN AGREEMENT (as it may be amended, this "Agreement") is made as of this ___ day of ____________, 200__, between SWEETHEART CUP COMPANY INC., a Delaware corporation (the "Borrower"), and DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the "Lender").

                                    RECITALS

         1. The Borrower is indebted to the Lender in the principal amount not to exceed $2,000,000, plus interest thereon (the "Loan"), which will be advanced to the Borrower pursuant to this Agreement. The Loan is evidenced by a Promissory Note dated the date hereof in the original principal amount of $2,000,000 made by the Borrower and payable to the Lender (as it may be amended or replaced, the "Note").

         2. The Loan was made pursuant to the provisions of the Maryland Economic Development Assistance Authority and Fund ("MEDAAF"), codified as Sections 5-1401 through 5-1411 of Article 83A of the Annotated Code of Maryland (as amended, the "Act").

         3. The Loan proceeds will be used by the Borrower in connection with the following activities (collectively, the "Project"): (a) construction of improvements to the Borrower's facility, located at 10100 Reisterstown Road, Owings Mills, Maryland (the "Facility"), that is used to manufacture single-use disposable products for the food and beverage industry and for offices, including the Corporate Headquarters (defined below); and (b) the acquisition and installation of equipment into the Facility.

         4. The Board of Directors of the Borrower approves the Project and the terms of this Agreement by its resolution and execution of this Agreement.

         NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         All accounting terms not specifically defined herein shall have the meanings determined by generally accepted accounting principles, consistently applied. All terms previously defined are incorporated in this Agreement by
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reference.  Capitalized  terms used in this Agreement have the meanings  defined below:

                  "Application" means the Application from the Borrower to the Lender dated January 22, 2002, as it may be amended.

                  "Borrower's Contribution" means the Borrower's provision of at least $3,000,000 towards the costs of the Project, in addition to the Loan.

                  "Claim" means any action or other claim for liability, loss, expense, or other cost, including fees, costs and expenses of attorneys, consultants, contractors, and experts.

                  "Completion Date" means December 31, 2002.

                  "Corporate   Headquarters"  means  the  Borrower's   corporate
headquarters where the president and other executive officers of the Borrower conduct substantially all of the operations of the Borrower.

                  "Default"    means  any  default  under  Article  IV  of  this
Agreement.

                  "Employees" means employees who (a) are employed by the Borrower at the Facility for at least 1800 hours per year, without a fixed term of employment, (b) are eligible for an employer subsidized health care benefits package, (c) are eligible for similar other benefits as other employees of the Borrower and any subsidiary or affiliate of the Borrower, and (d) make an hourly wage of at least 150% of the federal minimum wage. An Employee shall not include
(i) an employee of a company acquired by the Borrower after the date hereof, if the employee's place of employment immediately prior to the acquisition was in the State or (ii) an employee of the Borrower who is transferred to the Facility, if the employee's place of employment immediately prior to the transfer was in the State.

                  "Environmental   Requirement"   means   any   Law   or   other
restriction, whether public or private, that in any way pertains to human health, safety or welfare, Hazardous Materials, Hazardous Materials Contamination or the environment (including any Law or restriction dealing with ground, air, water or noise pollution or contamination, and underground or above ground tanks).

                  "Expenses" means all reasonable costs and expenses incurred by the Lender (whether before or after a Default) in connection with, or in exercising or enforcing any rights, powers and remedies provided in, any of the Financing Documents.

                  "Fifth  Period"  means from  January 1, 2006 to  December  31,
2006.

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                  "First  Period"  means  from  the  date of this  Agreement  to
December 31, 2002.

                  "Final Report" means a completed and executed final report in substantially the form of Exhibit B attached to this Agreement.

                  "Financing Documents" means all documents executed and delivered in connection with the Loan and the Obligations, including this Agreement, the Note and any other document, evidencing or securing the Loan, as any of them may be amended.

                  "Fourth  Period"  means from  January 1, 2005 to December  31,
2005.

                  "Governmental Authority" means the United States, the State, or any of their political subdivisions, agencies, or instrumentalities, including any local authority having jurisdiction over any aspect of the Project.

                  "Hazardous Materials" means any hazardous or toxic substances, wastes or materials, including any substance that contains asbestos, radon, polychlorinated biphenyls, urea formaldehyde, explosives, radioactive materials, or petroleum products, that, because of their quantity, concentration, or physical, chemical, or infectious characteristics, may pose a present or potential hazard or nuisance to human health, safety or welfare or to the environment.

                  "Hazardous Materials Contamination" means the present or future contamination of (a) any part of the Facility, including soil, ground water, and air, by Hazardous Materials, or (b) any part of any other property (including soil, ground water, and air) or improvement as a result of Hazardous Materials emanating from the Facility.

                  "Hydric Soils" means any soil category upon which building could be prohibited or restricted under any applicable Law, including any restrictions imposed by the Army Corps of Engineers based upon its guidelines concerning soil, vegetation, and effect on the ecosystem.

                  "Laws" means any current or future federal, state and local laws, statutes, rules, ordinances, regulations, codes, orders, or decrees of any court or other Governmental Authority having jurisdiction.

                  "Obligations" means all duties of payment, performance, and completion owed by the Borrower to the Lender under the Financing Documents and by law, including the obligations to:

                           (a)      Pay  all sums of  money  owed in  connection
with the Loan and any of the Financing Documents, including all funds and all sums of principal, interest, and premium, if any, due or to become due, and past, present, and future advances under any of the Financing Documents, all money advanced or expended by the Lender as provided for in any of the Financing Documents, and all Expenses; and

                           (b)      Strictly  observe  and  perform  all  of the
provisions of the Financing Documents, time being of the essence.

                  "Regulations" means the regulations in COMAR 24.05.02.01 through 24.05.02.16, as they may be amended.

                  "Second  Period"  means from  January 1, 2003 to December  31,
2003.

                  "State" means the State of Maryland.

                  "Taxes"   means  all  taxes,   water   rents,   sewer   rents,
assessments, utility charges (whether public or private), and other governmental or municipal or public dues, charges, and levies.

                  "Third  Period"  means from  January 1, 2004 to  December  31,
2004.


                                   ARTICLE II
                       TERMS OF THE LOAN AND DISBURSEMENT


         Section 2.01.  The Loan.

         Subject to the terms and conditions of all of the Financing Documents, the Lender agrees to extend the Loan to the Borrower.


         Section 2.02.  Repayment and Interest.

         All sums advanced under the Loan shall be evidenced by the Note and shall be repaid with interest in accordance with the provisions of the Note.


         Section 2.03.  Disbursement.

         (a) In General. Subject to the compliance by the Borrower with all of the terms of all of the Financing Documents, the satisfaction of all conditions precedent to disbursing Loan proceeds under this Agreement, and the non-existence of a Default or any event, circumstance, act or omission which with the giving of notice, the passage of time, or both, would constitute a Default, the Lender shall advance to the Borrower the full amount of the Loan pursuant to a completed Request for Disbursement, the form of which is attached hereto as Exhibit A.

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
         (b) Disbursement. The Request for Disbursement shall be made to the Lender at the address specified in Section 5.01, or at any other place that the Lender designates.

         (c) Disbursement to the Borrower. The disbursement shall be made directly to the Borrower by check. The Lender shall only disburse Loan proceeds upon presentation by the Borrower of invoices, bills, or other satisfactory proof of payments to reimburse the Borrower for payments made for up to 70% of the costs of the Project.

         (d) Conditions for Disbursement. The obligation of the Lender to disburse the proceeds of the Loan is subject to the satisfaction of the following conditions as of the date the disbursement is made:

                  (i) Receipt of Request for Disbursement. The Lender shall have received a completed Request for Disbursement.

                  (ii) Representations True. No representation or warranty of the Borrower contained in this Agreement shall be or have become materially incorrect or inaccurate.

                  (iii) No Defaults. There shall be no default, or event of default under the terms of any of the Financing Documents, or any Default hereunder and no event, circumstance, act, or omission shall exist which with the giving of notice, the passage of time, or both, would constitute an event of default (including a Default) under any of the Financing Documents or a Default hereunder.

                  (iv) Solvency Certifications. If requested by the Lender, the Borrower shall deliver to the Lender satisfactory evidence that no (1) petition in bankruptcy, voluntary or otherwise, (2) assignment for the benefit of creditors, (3) petition seeking reorganization or arrangement under bankruptcy laws of the United States or of any state, or (4) other similar action brought under any bankruptcy laws, is pending against the Borrower. The Lender may request such a certification at any time during the Loan term.

                  (v) No Adverse Change. There has been no materially adverse change in the Borrower's financial condition from that reflected in the Borrower's financial statements most recently submitted to the Lender prior to the closing.

         (e) The Borrower's right to borrow under this Agreement shall terminate 1 month after the date of this Agreement.

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
         (f)      Availability  of  Funds.   Disbursement  of Loan  proceeds are
subject to the continuing availability of funds for such purpose, and compliance with all applicable Laws.


         Section 2.04.  Conditions Precedent to Disbursement.

Before disbursing any Loan proceeds, the Lender shall receive all of the items set forth on the Pre-Closing and Closing Checklist attached hereto as Exhibit C, in form and substance acceptable to the Lender.


         Section 2.05.  Completion.

         Within 30 days after the Completion Date, the Borrower shall submit to the Lender the following:

                  (a)      Evidence that the Project is completed; and

                  (b)      A  Final  Report,   together   with    any additional
information reasonably required by the Lender.


                                   ARTICLE III
                        REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE BORROWER


         Section 3.01.  Representations and Warranties.

         The Borrower represents and warrants as follows:

                  (a)      Organization.  The Borrower:


                           (i)      Is a corporation  duly  organized,   validly
existing, and in good standing under the laws of the State of Delaware;

                           (ii)     Has  the  power  to own  its property and to
carry on its business as now being conducted;

                           (iii)    Is duly qualified to do business  and is  in
good standing in the State and in each jurisdiction in which the character of properties owned by it or the transaction of its business makes qualification necessary; and

                           (iv)     Has   delivered   a  complete  copy  of  its
articles of incorporation and by-laws, together with all amendments thereto, to the Lender.

                  (b) Due Authorization. The Borrower has the full corporate power and authority to enter into this Agreement, to borrow the Loan as contemplated by the Financing Documents, to execute and deliver all of the Financing Documents to which it is a party, and to comply with the terms set forth in all of the Financing Documents, all of which have been duly authorized by all necessary corporate action of the Borrower. No approval of any other person or public authority or regulatory body is required as a condition to the validity of any of the Financing Documents, or, if required, the approval has been obtained.

                  (c)      Validity   of   Financing  Documents.  All   of   the
Financing Documents have been properly executed by the Borrower and Borrower's execution and delivery of the Financing Documents will:

                           (i)      Not violate any  Laws, or  any provision  of
the Borrower's articles of incorporation or by-laws;

                           (ii)     Not violate any  provision,  or result in  a
breach, of any document or agreement binding on the Borrower or affecting its property; or

                           (iii)    Constitute the  valid  and  legally  binding
obligations of the Borrower, fully enforceable against the Borrower, in accordance with their respective terms.

                  (d) Legal Actions. There is no (1) Claim pending or, to the best of the Borrower's knowledge, threatened in any court or before any governmental agency, and (2) investigation by or before any Governmental Authority, that:

                           (i)      Questions the validity or  enforceability of
any of the Financing Documents, or any action taken, or to be taken, under any of them; or

                           (ii)     Is likely to result in any material  adverse
change  in  the  authority,   properties,  assets,  liabilities,  or  conditions
(financial or otherwise) of the Borrower that would materially impair the Borrower's ability to perform any of its obligations under any of the Financing Documents; or

                  (e) Borrower's Financial Statements. The Borrower's financial statements, copies of which have been furnished to the Lender, were prepared in accordance with generally accepted accounting principles consistently applied (other than with respect to the interim financial statement, the absence of footnotes and being subject to normal year-end adjustments) and are complete and correct and fairly and accurately present in all material respects the financial condition of the Borrower as of their date and the results of its operations for the period(s) then ended. There has been no material adverse change in the financial condition of the Borrower or the results of its operations since the date(s) of such financial statements.

                  (f) Taxes. All Taxes due and payable imposed upon the Borrower and its properties have been paid prior to the date when any interest or penalty would accrue for nonpayment, except for those Taxes being contested in good faith and by appropriate proceedings by the Borrower.

                  (g) Accuracy of Statements. All information contained in any financial statement, report, or other document given by the Borrower or by any other person on behalf of the Borrower in connection with the Loan is true and accurate in all material respects, and the Borrower and each other person has not omitted to state any material fact or any fact necessary to make the information not misleading.

                  (h) Application. All information in the Application was true and complete in all material respects as of the date of the Application. The Borrower is aware of no event that would require any amendment to the Application in order to make any information in the Application true and complete in all material respects and not misleading in any material respect as of the date of this Agreement, and the Borrower is aware of no event or other fact that should have been, and has not been, reported in the Application as material information.

                  (i) Financing Document Defaults. There is no event of default or default on the part of the Borrower under any of the Financing Documents and no Default under this agreement, and no event has occurred or is continuing that, with notice, or the passage of time, or both, would constitute an event of default or default under any of the Financing Documents or a Default under this Agreement.

                  (j) Compliance With Laws. The Borrower has complied with all Laws in effect.

                  (k) State Drug Policy. The Borrower is in compliance with the State's policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08.

                  (l) Approvals. The Borrower has obtained, or expects to obtain prior to the commencement of construction of the Project:

                           (i)      All   approvals  from  and  reviews  by  all
Governmental Authorities of the Laws applicable to the Project and the Facility or has reasonable assurances that such approvals will be obtained; and

                           (ii)     All  necessary   building  permits  for  the
Project.

                  (m) Utilities and Roads. The Facility is serviced by all utility services and roads necessary for the intended operation of the Facility.

                  (n) Zoning. The intended use of the Facility will not violate any zoning or other Law, or any restrictive covenant or agreement of the Borrower (now in existence or known by the Borrower to be proposed) applicable to the Facility or its use, and all requirements for such use have been satisfied.

                  (o) Environmental Conditions. The Facility, including the land, surface water, ground water on which the Facility is constructed: (i) Is free of any substantial amounts of waste or debris; (ii) Is free of any Hazardous Materials and Hazardous Materials Contamination; (iii) To the best of Borrower's knowledge, has never been used as a manufacturing, storage, or dump site for Hazardous Materials; (iv) Is in compliance with all Environmental Requirements; and (v) Contains no Hydric Soils.

                  (p) Priority Funding Area. The Property is located in "Priority Funding Area" as that term is defined in Title 5-7B of the State Finance and Procurement Article of the Annotated Code of Maryland.

                  (q) Corporate Headquarters. The Borrower represents and warrants that the Corporate Headquarters are located at the Facility.


         Section 3.02.     Borrower's Covenants.


         The Borrower covenants as follows:

                  (a)      Repayment   and   Performance.  The  Borrower   shall
promptly pay and perform all of the Obligations in the manner provided in the Financing Documents.

                  (b) Use of Loan Proceeds. The Borrower shall use the Loan proceeds for the costs of the Project approved by the Lender.

                  (c) Financial Information. The Borrower shall furnish the Lender with:


                           (i)      As soon as  available,  but in no event more
than 120 calendar days after the close of each of the Borrower's fiscal years, a copy of the Borrower's annual financial statement in reasonable detail satisfactory to the Lender, prepared in accordance with generally accepted accounting principles, consistently applied, and audited by an independent, certified public accountant; and

                           (ii)     Any    additional   information   reasonably
requested by the Lender.

                  (d)      Good Standing.   The  Borrower  shall   maintain  its
existence as a Delaware corporation and its good standing and qualification to do business in the State.

                  (e) State Drug Policy. The Borrower will comply with the State's policy concerning drug and alcohol free workplaces, as set forth in COMAR 01.01.1989.18 and 21.11.08, for the term of this Agreement. Specifically, the Borrower shall:

                           (i)      Make  a  good  faith   effort to   eliminate
illegal drug use and alcohol and drug abuse from its workplaces during the term of this Agreement;

                           (ii)     Prohibit    the    unlawful     manufacture,
distribution, dispensation, possession, or use of drugs in its workplaces;

                           (iii)    Prohibit  its  employees  from working under
the influence of alcohol or drugs;

                           (iv)     Not hire or assign to work  on  an  activity
funded in whole or part with State funds, anyone whom it knows, or in the exercise of due diligence it should know, currently abuses alcohol or drugs and is not actively engaged in a bona fide rehabilitation program;

                           (v)      Promptly   inform   the    appropriate   law
enforcement agency of every drug related crime that occurs in any of its workplaces if any of its employees has observed the violation or otherwise has reliable information that a violation has occurred; and

                           (vi)     Notify  employees   that  drug  and  alcohol
abuse are banned in the workplaces, impose sanctions on employees who abuse drugs and alcohol in the workplaces, and institute steps to maintain drug and alcohol free workplaces.

                  (f)      Completion.  The Borrower shall:

                           (i)      Cause the Project to  be  completed  by  the
Completion Date;

                           (ii)     Cause   the  Project  to  be   completed  in
accordance with the terms of this Agreement; and

                           (iii)    Satisfy   all  applicable   Laws   for   the
operation of the Facility by the Completion Date.

                  (g) Payment of Contractors. The Borrower will promptly pay all contractors and materialmen the amounts due them.

                  (h) Maintenance of the Project. The Borrower shall, at its sole cost and expense: (i) Keep, or cause to be kept, the Facility in good condition, working order, and repair; (ii) Make, or cause to be made, all replacements to any of the Facility so that the Facility will always be in good condition; (iii) Operate, or cause to be operated, the Facility in the manner in which similar property is operated by persons operating a first-class business of a similar nature.

                  (i)      Insurance.

                           (i)      During the  term  of  this   Agreement,  the
Borrower shall obtain and maintain, except as provided below, the following insurance coverages:

                                    (1)     During any  period  of  construction
on the Facility, builder's all-risk insurance of the type customarily carried in the case of similar construction for the full replacement cost of work in place and materials stored in connection with such construction;

                                    (2)     Comprehensive     general     public
liability and property damage insurance in amounts usually carried by similar operations against claims for bodily injury, death, or damage to property occurring on the Facility;
                                    (3)     "All risk" coverage for the Facility
in amounts necessary to prevent the application of any co-insurance provisions up to the full replacement value of the Facility;

                                    (4)     Workers' compensation insurance  for
all employees of the Borrower employed at the Facility in the State; and

                                    (5)     If the Facility is,or is later found
to be, in an area that has been identified by the Federal Insurance Administration as having special flood and mudslide hazards, and in which the sale of flood insurance is available under the National Flood Insurance Act of 1968, a flood insurance policy satisfactory to the Lender. If the Facility is not in an area having special flood and mudslide hazards, the Borrower shall deliver to the Lender a certificate or letter issued by its insurance company stating that the Facility is not in a special flood and mudslide hazard area.

                           (ii)     All   insurance   policies   shall   be with
responsible companies reasonably acceptable to the Lender and shall each bear an endorsement that it shall not be canceled, terminated, endorsed, or amended without 30 days written notice to the Lender.

                           (iii)    Upon request,  the Borrower  shall file with
the Lender a detailed list of the insurance then in effect covering the Facility, stating the names of the insurance companies, the amounts and rates of insurance, dates of the expiration thereof and the properties and risks covered thereby.
                           (iv)     The   Borrower   shall  cause   certificates
of insurance, evidencing that the Borrower maintains the insurance required under this subsection, to be delivered annually to the Lender.

                           (v)      The  Borrower  shall  give the Lender prompt
notice of any loss covered by the builders all-risk or the all-risk insurance required under this Agreement.

                  (j) Notification of Claims. The Borrower shall promptly notify the Lender of any (i) material action or prospective claims or litigation, including tax deficiencies, that may be asserted against the Borrower, and (ii) default or event of default under the terms of any bond, debenture, note, or other evidence of indebtedness of the Borrower.

                  (k)      Access.  Any duly authorized   representative of  the
Lender shall, at all reasonable times, have access to all portions of the Facility.

                  (l) Books and Records. The Borrower shall keep any books, records, and other documents that may be required under the rules and procedures now or hereafter applicable to MEDAAF loans made by the Lender, and as may be reasonably necessary to disclose fully the amount and disposition of the Loan, the total costs incurred to complete the Project, and the source of all funds expended towards the costs of the Project. All books, records and other documents shall be maintained at the offices of the Borrower for inspection, copying, audit and examination at all reasonable times by any duly authorized representative of the Lender. All books, records and other documents shall be maintained until the first to occur of (i) three years after completion of the Project, or (ii) the completion of an audit of the Project by the State.

                  (m) Taxes. The Borrower shall promptly pay all Taxes due and payable imposed on the Borrower and its properties prior to the date when any interest or penalty would accrue for non-payment, except for those Taxes being contested in good faith by appropriate proceedings by the Borrower.

                  (n) Press Releases. Without the prior consent of the Lender, the Borrower may not issue any press releases in connection with the Loan, the State, or the Lender.

                  (o) Further Assurances. At any time, upon request by the Lender, the Borrower, at its sole expense, will make, execute, and deliver, or cause to be made, executed, and delivered, any additional documents that may, in the opinion of the Lender, be necessary or desirable to effectuate, complete, perfect, continue, or preserve the Obligations. Upon any failure by the Borrower to do so, the Lender may make and execute any such documents in the name of the Borrower, and at the sole expense of the Borrower, and the Borrower hereby irrevocably appoints the Lender the agent and attorney-in-fact of the Borrower to do so, this appointment being coupled with an interest. The Lender may, at its option, advance the Expenses incurred in making and executing any such documents and the Borrower shall reimburse the Lender for any sums advanced with interest at a rate equal to 12% per annum if such Expenses are not reimbursed within 30 days of receipt by the Borrower of a request by Lender for reimbursement. Any such Expenses, together with interest, same shall be part of the Obligations.

                  (p) Indemnification. The Borrower releases the State and the Lender from, and agrees to protect, indemnify and save each of them harmless against, any Claims and Expenses incurred by, or asserted against, any of them, arising in connection with the Loan, the Project, or the Facility. All money expended by the State or the Lender as a result of such Claims and Expenses, together with interest at a rate equal to 12% per annum 30 days from the date of receipt by the Borrower of a request by the Lender for reimbursement, shall constitute an additional indebtedness of the Borrower and shall be immediately due and payable by the Borrower to the State and the Lender. Nothing contained in this Section 3.02(p) or in the Financing Documents shall be construed as a limit on the Obligations. This Section 3.02(p) shall survive termination of this Agreement and repayment of the Loan and Note in full.

                  (q) Contractor's Non-Discrimination. The Borrower shall not discriminate on the basis of race, color, sex, religion, or national or ethnic origin in its hiring of contractors to carry out any portion of the Project. Borrower shall prohibit its contractors from engaging in such discrimination in the hiring of subcontractors to carry out any portion of the Project.

                  (r) Expenses. All Expenses incurred by the Lender shall become part of the Obligations and shall be repaid by the Borrower on demand, together with interest at a rate equal to 12% per annum 30 days from the date of receipt by the Borrower of a request by the Lender for reimbursement.

                  (s) Compliance With Laws. The Borrower will comply with all Laws.


                  (t) Borrower's Contribution. The Borrower covenants to expend the Borrower's Contribution by the Completion Date.

                  (u) Corporate Headquarters. The Borrower covenants to maintain the Corporate Headquarters at the Facility. By January 31st each year, the Borrower shall submit to the Lender a certification executed by an authorized officer of the Borrower stating that the Corporate Headquarters are located at the Facility.


                                   ARTICLE IV
                              DEFAULT AND REMEDIES


         Section 4.01.  Defaults.

         The following events shall constitute a Default under this Agreement:

                  (a) The Borrower fails to pay the principal amount of the Loan and interest thereon according to the terms of the Note or any other payment required by any of the Financing Documents, including the Obligations;

                  (b)      The  Borrower  ceases  to   use   the  Facility   for
manufacturing of single-use disposable products for the food and beverage industry and offices, including the Corporate Headquarters;

                  (c) Any Loan proceeds are used for any purpose other than for the costs of the Project as approved by the Lender;

                  (d) Except for the obligations of the Borrower to repay the amounts due under the terms of the Note and the obligations as specified in subsection (a) above, the breaches of the covenants, conditions or agreements specified in subsection (e) below and the other Defaults enumerated under this
Section 4.01, the Borrower fails to duly and promptly perform, comply with or observe any of the terms, covenants, conditions or agreements contained in Sections 3.01(c) and 3.02(c) and (e) of this Agreement, which failure remains unremedied for 15 days after written notice thereof shall have been given to the Borrower by the Lender;

                  (e) The Borrower fails to duly and promptly perform, comply with or observe any of the terms, covenants, conditions or agreements contained in Sections 3.02, (a), (b), (d), (f), (g), (h), (i), (j), (k), (l),
(m), (n), (o), (r), (s), (t), (u) and Sections 6.01, 6.02, 6.03 and 6.04 of this
Agreement;

                  (f) Any representation, or warranty made herewith or any other statement or representation made in any certificate, report or opinion (including legal opinions), financial statement, or other document furnished in connection with the Loan was incorrect in any material respect when made;

                  (g) Any change in any zoning ordinance or any other public restriction is enacted which limits or defines the uses that may be made on any part of the Facility, so that the use of the Facility would be in violation of the restriction or zoning change and the Facility would not be useable for offices and the manufacturing of single-use disposable products for the food and beverage industry;

                  (h)      Any   portion  of,  or  interest  in, the Facility is
sold, leased, subleased, or transferred, encumbered, or otherwise conveyed, without the prior written consent of the Lender;

                  (i) The Borrower fails to comply with any requirement of any Governmental Authority within 30 days after written notice of the requirement is made or within any other time period set by the Governmental Authority; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a Governmental Authority or any restrictive covenant affecting any part of the Facility;

                  (j) The Project is not completed, as determined in the sole discretion of the Lender, by the Completion Date;

                  (k) A default or event of default occurs under the terms of any bond, debenture, note, or other evidence of indebtedness of the Borrower and remains uncured beyond any applicable grace or cure period;

                  (l) Final judgment for the payment of money in excess of $1,000,000 is rendered against the Borrower and is not discharged or a stay of execution thereon or a bond is not procured within 30 days from the date of entry thereof, or if thereafter the judgment remains unsatisfied for a period of 30 days after the termination of any such stay of execution thereon or bond;

                  (m) Any court of competent jurisdiction makes a final order (i) adjudicating the Borrower a bankrupt, (ii) appointing a trustee or receiver of a substantial part of the property of the Borrower, (iii) approving a petition for, or affecting an arrangement in, bankruptcy, a reorganization pursuant to federal bankruptcy law, or any other judicial modification or alterations of the rights of the Lender or of other creditors of the Borrower,
(iv) assuming custody or sequestering any substantial part of the property of the Borrower, or (v) attaching or garnishing any substantial part of the property of the Borrower; or if the Borrower (A) files such petition, or (B) takes or consents to any other actions seeking any such judicial order, or (C) makes an assignment for the benefit of creditors, or (D) fails to pay debts generally as they become due, or (E) makes an admission in writing of inability to pay debts generally as they become due;

                  (n) A permanent or preliminary injunction is issued that lasts for more than 90 days, that prohibits the Borrower from using the Facility for offices and the manufacturing of single-use disposable products for the food and beverage industry;

                  (o) Without the prior written consent of the Lender (which consent will not be unreasonably withheld), the Borrower (i) sells or transfers all or substantially all of its business assets, (ii) begins any proceeding to dissolve or liquidate, (iii) changes the form of business entity through which it presently conducts its business, or (iv) merges or consolidates;

                  (p)      Without  the  prior   written  consent of the Lender,
the Borrower is dissolved by operation of law or in any other manner;

                  (q) The Lender makes a good faith determination that a material adverse change has occurred in the financial condition of the Borrower from the condition set forth in the most recent financial statement of the Borrower furnished to the Lender, or from the financial condition of the Borrower as most recently disclosed to the Lender in any other manner;

                  (r) The Lender makes a good faith determination that the prospect of payment of the outstanding principal and accrued interest under the
Note is impaired for any reason;

                  (s) The Borrower moves any portion of its Facility or any of its operations from the Facility.

                  (t) By the Completion Date, the Borrower fails to expend the amount of the Borrower's Contribution towards the costs of the Project, as approved by the Lender;

                  (u) A default or event of default occurs under the terms of any of the other Financing Documents; or

                  (v) The Borrower employs less than 1400 Employees at any time.


         Section 4.02.  Remedies.

         (a)      Upon the occurrence of any Default, the Lender may:

                  (i)      Require   the   immediate   repayment of  the  entire
outstanding principal indebtedness, together with all accrued interest, under the Note and any Obligations;

                  (ii) At any time proceed to protect and enforce all rights and remedies available to the Lender under this Agreement or by Law, by any other proceedings, whether for specific performance of any agreement contained in this Agreement, damages, or other relief; and

                  (iii) Suspend or terminate the Borrower's authority to receive any undisbursed Loan proceeds at any time by notice to the Borrower.

         (b) All remedies provided for in this Agreement or by Law are cumulative and are in addition to any other rights and remedies available to the Lender under any Law. The exercise of any right or remedy by the Lender shall not constitute a cure or waiver of any Default by the Borrower, nor invalidate any act done pursuant to any notice of Default, nor prejudice the Lender in the exercise of those rights.

         (c) The failure of the Lender to insist upon performance of any term of this Agreement shall not constitute a waiver of any term of this Agreement. No act of the Lender shall be construed as an election to proceed under any one provision in this Agreement to the exclusion of any other provision.

         (d) If the Lender suspends or terminates this Agreement, the rights and remedies available to the Lender shall survive the suspension or termination.


         Section 4.03.  Setoff.

         The Lender may set off against and apply any funds of the Borrower on deposit with, or under the control of, the Lender to the payment of the Obligations, without notice and without resort to any judicial proceeding.


                                    ARTICLE V
                                  MISCELLANEOUS


         Section 5.01.  Notices.

         (a) All communications between the parties made pursuant to this Agreement shall be in writing.

         (b) Any communication shall (a) when mailed, be effective three business days after it is deposited in the mails, (b) when mailed for next day delivery by a reputable overnight courier service, be effective one business day after mailing, and (c) when sent by fax, be effective when it is faxed and receipt of the communication is confirmed. Communications shall be delivered to the office of the addressee, as follows:

                  (i)      Communications to the Lender shall be mailed to:

                           Department of Business and Economic Development 217 East Redwood Street, 22nd Floor
                           Baltimore, Maryland  21202
                           Attention:  Loan Administration Unit
                           FAX Number:  (410) 333-6931

                           With a copy to the Counsel to the Lender, on the 11th
                           Floor  at  the  same  address,   or  if  by  fax,  to
                           410-333-8298.

                  (ii)     Communications to the Borrower shall be mailed to:

                           Sweetheart Cup Company Inc.
                           10100 Reisterstown Road
                           Owings Mills, Maryland  2117
                           Attention:  Linda B. Ridgley
                           FAX Number:  410-998-1492

                           With a copy to the Counsel to the Borrower:

                                    115 Stevens Avenue
                                    Valhalla, New York  10595
                                    Attention:  Harvey L. Friedman, Esquire
                                    FAX Number:  (914) 747-9293

         (c) The Borrower and the Lender may change their notice addresses by sending written notice to the other party.


         Section 5.02.  Assignment.

         No benefit or burden imposed on the Borrower under this Agreement may be assigned without the prior written consent of the Lender.


         Section 5.03.  Successors Bound.

         This Agreement shall inure to the benefit of, and shall be binding upon, each of the parties and their successors and permitted assigns.

         Section 5.04.  Severability.

         The invalidity of any part of this Agreement shall not affect the validity of the remaining provisions of this Agreement.


         Section 5.05.  Entire Agreement.

         This Agreement constitutes the entire agreement between the Borrower and the Lender and supersedes all prior oral and written agreements, representations, and negotiations between the parties concerning the Loan and the Obligations.


         Section 5.06.  Amendment of Agreement.

         This Agreement may be amended only in writing executed by the Lender and the Borrower.


         Section 5.07.  Headings.

         The headings used in this Agreement are for convenience only and do not constitute a part of this Agreement.


         Section 5.08.  Disclaimer of Relationships.

         The Borrower acknowledges that the obligation of the Lender is limited to making the Loan on the terms set forth in this Agreement. Nothing in this Agreement, and no act of the Lender or the Borrower, shall be deemed to create any relationship of third-party beneficiary, principal and agent, limited or general partnership, joint venture, or any other relationship between the Borrower and the Lender. In addition, by inspecting any part of the Facility or by accepting or approving any action of the Borrower under any of the Financing Documents, the Lender shall not be considered to warrant the condition, legality, or sufficiency of any part of the Facility or any action taken or not taken by the Borrower.


         Section 5.09.  Governing Law.

         This Agreement and all of the other Financing Documents shall be governed by the laws of the State.


         Section 5.10.  Term of Agreement.

         Except as otherwise provided in this Agreement, unless sooner terminated by the mutual consent of the Borrower and the Lender, this Agreement shall remain in full force and effect until the Loan and the Obligations, together with interest and all other sums due and owing in connection with this Agreement, the Obligations or the Loan, have been paid in full to the satisfaction of the Lender.


         Section 5.11.  Illegality.

         If performance of any obligation under any of the Financing Documents would require the performing party to violate the Law, then the performance shall be reduced to the level permitted by Law, and if (1) any provision of this Agreement, other than provisions requiring the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, operates, or would operate, to invalidate any part of this Agreement, then such provision only shall be void as though not set forth in this Agreement, and the remainder of this Agreement shall remain in full force and effect, (2) any provision of this Agreement requires the Borrower to pay interest, principal, principal and interest, or any other of the Obligations, then at the option of the Lender, the entire unpaid sum under the Loan, with all unpaid interest accrued thereon, and all other unpaid Obligations shall become due and payable.


         Section 5.12.  WAIVER OF JURY TRIAL.

         THE BORROWER HEREBY VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER AND IN CONNECTION WITH THE LOAN OR ANY OF THE FINANCING DOCUMENTS.


         Section 5.13.  Expenses.

         The Borrower shall pay all Expenses in connection with the execution and delivery of any of the Financing Documents.


         Section 5.14.  Counterparts.

         This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one document.

                                   ARTICLE VI
                         EMPLOYMENT, INTEREST RATE AND
                              EMPLOYMENT REPORTING


         Section 6.01.  Maintenance of Employees.


         (a)      Representation    and    Warranty-Employees.   The    Borrower
represents and warrants that as of the date of this Agreement, the Borrower employs at least 1400 Employees.

         (b) The Grantee covenants that at all times during the term of this Agreement, it will continuously employ at least 1400 Employees. Pursuant to
Section 6.03(d) of this Agreement, the Lender may request employment information at any time during the term of this Agreement to confirm whether the Grantee is in compliance with this covenant.


         Section 6.02.      Calculation of Employees.

         1. The Lender's determination of the number of Employees as of the date of closing and December 31, 2002 shall be based on the actual number of Employees employed as of those dates, which numbers shall be set forth in the reports required in Section 6.03(a) and (b) of this Agreement, respectively.

         2. The Lender's determination of the number of Employees as of December 31st of 2003, 2004, 2005 and 2006 shall be based on an average of the actual number of Employees as of June 30 and December 31 of the Second Period, Third Period, Fourth Period and Fifth Period, respectively, which numbers will be set forth in the reports required in Sections 6.03(c) of this Agreement.

         3. The Lender's determination of whether the Borrower has employed at least 1400 Employees at all times shall be determined each calendar year beginning 2003 by averaging the actual number of Employees as of June 30 and December 31 of each year. Provided, however, that if the Lender requests employment information pursuant to Section 6.03(d) of this Agreement to confirm that the Borrower is in compliance with Section 6.01 (b), the Lender's determination of whether the Borrower has employed at least 1400 Employees shall be based on the actual number of Employees as of the date specified by the Lender.


         Section 6.03.  Employee Reporting Requirement.

         1. At or prior to closing of the Loan, the Borrower shall submit to the Lender (i) a list of the names of all of the Employees employed at the Facility as of the month prior to closing, and (ii) the social security number, the average hours worked, or expected to be worked, for the year, the hourly or annual pay rate, and a general description of available benefits for each listed Employee. An officer of the Borrower shall certify to the Lender that (1) the list is true and accurate, (2) the employees listed meet the definition of Employees, and (3) each of the Employees listed is employed at the Facility.

         2. By January 31, 2003, the Borrower shall submit to the Lender (i) a list of the names of all of the Employees employed at the Facility as of December 31, 2002, and (ii) the social security number, the average hours worked, or expected to be worked, for the year, the hourly or annual pay rate, and a general description of available benefits for each listed Employee. An officer of the Borrower shall certify to the Lender that (1) the list is true and accurate, (2) the employees listed meet the definition of Employees, and (3) each of the Employees listed is employed at the Facility.

         3. By January 31st of each year, beginning 2004 and continuing through 2007, the Borrower shall submit to the Lender for the Second Period, Third Period, Fourth Period and Fifth Period, a report that contains (i) the names of all of the Employees, and (ii) the social security number, the average hours worked, or expected to be worked, for the year, the hourly or annual pay rate, and a general description of available benefits for each listed Employee. Each report shall contain the information as of June 30 and December 31st of the applicable one-year period. An officer of the Borrower shall certify to the Lender that (1) the list is true and accurate, (2) the employees listed meet the definition of Employees, and (3) each of the Employees listed is employed at the Facility.

         4. Upon the request of the Lender, the Borrower covenants to provide the Lender with any information and reports that the Lender determines, in its discretion, are needed to confirm or verify the employment information submitted by the Borrower. The Borrower shall permit the Lender to inspect the employee records of the Borrower to confirm the employee information submitted by Borrower to the Lender.


         Section 6.04.  Determination of Interest Rate.

         1. First Period.

                  (i) During the First Period, the interest rate on the Loan shall be 3% per annum, if the Lender has determined that as of December 31, 2002, the Borrower employed at least 1600 Employees.

                  (ii) During the First Period, the interest on the Loan shall be 4% per annum, if the Lender has determined that as of December 31, 2002, the Borrower employed at least 1550 but not more than 1599 Employees.

                  (iii) During the First Period, the interest rate on the Loan shall be 5% per annum, if the Lender has determined that as of December 31, 2002, the Borrower employed at least 1500 but not more than 1549 Employees.

                  (iv) During the First Period, the interest rate on the Loan shall be 6% per annum, if the Lender has determined that as of December 31, 2002, the Borrower employed at least 1450 but not more than 1499 Employees.

                  (v) During the First Period, the interest rate on the Loan shall be 8% per annum, if the Lender has determined that as for December 31, 2002, the Borrower employed at least 1400 but not more than1449 Employees.

         2. Second Period.

                  (i) During the Second Period, the interest rate on the Loan shall be 3% per annum, if the Lender has determined that during the Second Period at least 1600 Employees were employed.

                  (ii) During the Second Period, the interest on the Loan shall be 4% per annum, if the Lender has determined that during the Second Period on average at least 1550 but not more than 1599 Employees were employed.

                  (iii) During the Second Period, the interest rate on the Loan shall be 5% per annum, if the Lender has determined that during the Second Period on average at least 1500 but not more than 1549 Employees were employed.

                  (iv) During the Second Period, the interest rate on the Loan shall be 6% per annum, if the Lender has determined that during the Second Period on average at least 1450 but not more than 1499 Employees were employed.

                  (v) During the Second Period, the interest rate on the Loan shall be 8% per annum, if the Lender has determined that during the Second Period on average at least 1400 but not more than 1449 Employees were employed.

         3. Third Period.

                  (i) During the Third Period, the interest rate on the Loan shall be 3% per annum, if the Lender has determined that during the Third Period at least 1600 Employees were employed.

                  (ii) During the Third Period, the interest on the Loan shall be 4% per annum, if the Lender has determined that during the Third Period on average at least 1550 but not more than 1599 Employees were employed.

                  (iii) During the Third Period, the interest rate on the Loan shall be 5% per annum, if the Lender has determined that during the Third Period on average at least 1500 but not more than 1549 Employees were employed.

                  (iv) During the Third Period, the interest rate on the Loan shall be 6% per annum, if the Lender has determined that during the Third Period on average at least 1450 but not more than 1499 Employees were employed.

                  (v) During the Third Period, the interest rate on the Loan shall be 8% per annum, if the Lender has determined that during the Third Period on average at least 1400 but not more than 1449 Employees were employed.

         4. Fourth Period.

                  (i) During the Fourth Period, the interest rate on the Loan shall be 3% per annum, if the Lender has determined that during the Fourth Period at least 1600 Employees were employed.

                  (ii) During the Fourth Period, the interest on the Loan shall be 4% per annum, if the Lender has determined that during the Fourth Period on average at least 1550 but not more than 1599 Employees were employed.

                  (iii) During the Fourth Period, the interest rate on the Loan shall be 5% per annum, if the Lender has determined that during the Fourth Period on average at least 1500 but not more than 1549 Employees were employed.

                  (iv) During the Fourth Period, the interest rate on the Loan shall be 6% per annum, if the Lender has determined that during the Fourth Period on average at least 1450 but not more than 1499 Employees were employed.

                  (v) During the Fourth Period, the interest rate on the Loan shall be 8% per annum, if the Lender has determined that during the Fourth Period on average at least 1400 but not more than 1449 Employees were employed.

         5. Fifth Period.

                  (i) During the Fifth Period, the interest rate on the Loan shall be 3% per annum, if the Lender has determined that during the Fifth Period at least 1600 Employees were employed.

                  (ii) During the Fifth Period, the interest on the Loan shall be 4% per annum, if the Lender has determined that during the Fifth Period on average at least 1550 but not more than 1599 Employees were employed.

                  (iii) During the Fifth Period, the interest rate on the Loan shall be 5% per annum if the Lender has determined that during the Fifth Period on average at least 1500 but not more than 1549 Employees were employed.

                  (iv) During the Fifth Period, the interest rate on the Loan shall be 6% per annum, if the Lender has determined that during the Fifth Period on average at least 1450 but not more than 1499 Employees were employed.

                  (v) During the Fifth Period, the interest rate on the Loan shall be 8% per annum, if the Lender has determined that during the Fifth Period on average at least 1400 but not more than 1449 Employees were employed.

                     [Signatures appears on the next page.]

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed and delivered as of the date first above written.


WITNESS:                                   DEPARTMENT OF BUSINESS AND
                                              ECONOMIC DEVELOPMENT




                                   By:                                 (SEAL)
---------------------------                ----------------------------
                                           David S. Iannucci
Name:                                      Secretary
     ----------------------



WITNESS:                                   Sweetheart Cup Company Inc.




                                   By:                                 (SEAL)
---------------------------                ----------------------------
                                           Name:
                                                -----------------------
Name:                                      Title:
     ----------------------                     -----------------------


STATE OF MARYLAND, CITY/COUNTY OF                 , TO WIT:
                                  ----------------

         I HEREBY CERTIFY that on this     day of              ,  200  ,  before
                                       ---        -------------      --
me, a Notary Public in the State of Maryland, personally appeared David S. Iannucci, who acknowledged himself to be the Secretary of Business and Economic Development, known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that he executed it on behalf of Business and Economic Development as its duly authorized Secretary.

         AS WITNESS my hand and Notarial Seal.

                                           -----------------------------
                                           Notary Public

My Commission expires:
                       ------------

STATE OF MARYLAND, CITY/COUNTY OF                 , TO WIT:
                                  ----------------

         I HEREBY CERTIFY that on this     day of              ,  200  ,  before
                                       ---        -------------      --
me,  a  Notary   Public  in  the   State  of   Maryland,   personally   appeared
                 ,  who  acknowledged  himself/herself  to be the             of
-----------------                                                  ----------
sWEETHEART CUP COMPANY iNC., known or satisfactorily proven to me to be the person whose name is subscribed to this document, and acknowledged that she/he
executed  it  on  behalf  of  the                  ,   as  its  duly  authorized
                                   ----------------
             .
-------------

         AS WITNESS my hand and Notarial Seal.

                                           ----------------------------
                                           Notary Public

My Commission expires:
                       ------------

                                 LOAN AGREEMENT

                                    EXHIBIT A


                            REQUEST FOR DISBURSEMENT

1.       Project Name:
                        ---------------
2.       Applicant:
                     ------------------------------------------------------
3.       Request No. (number consecutively):
                                              -----------------------------
4.

------------------------------------- -------------------------- -------------------------- --------------------------
              Activity                 Actual Cost (& Contract     Amount Requested from        Cumulative Amount
                                          # if applicable)          Department in this           Requested from
                                                                          Request              Department to date
------------------------------------- -------------------------- -------------------------- --------------------------



------------------------------------- -------------------------- -------------------------- --------------------------



------------------------------------- -------------------------- -------------------------- --------------------------



------------------------------------- -------------------------- -------------------------- --------------------------



------------------------------------- -------------------------- -------------------------- --------------------------



------------------------------------- -------------------------- -------------------------- --------------------------
               Total:
------------------------------------- -------------------------- -------------------------- --------------------------

Instructions:

         (1) Cost figures must be supported by adequate documentation (invoices, bills, vouchers, etc.).

         (2) The Department will not honor requests for disbursement which exceed 70% of the Project costs.

Certification:

         SWEETHEART CUP COMPANY INC. (the "Borrower") hereby certifies that:

                  1. The attached request is for funds to reimburse the Borrower for a portion of the costs incurred in connection with the Project as approved by the Department of Business and Economic Development (the "Lender").

                  2.       This request is not for previously requested funds.

                  3.       The  conditions  to  be  satisfied   prior   to   the
disbursement of MEDAAF funds as set forth in the Loan Agreement between the Lender and Sweetheart Cup Company Inc. (the "Agreement") have been met.

                  4.       No default   exists   under   the   Agreement  or the
Promissory Note executed in connection with the Agreement.

                  5.       The   representations    and  warranties  made by the
Borrower in the Agreement are true and correct in all material respects.


WITNESS:                                    SWEETHEART CUP COMPANY INC.




                                   By:                                 (SEAL)
---------------------------                ----------------------------
Name:                                      Name:
     ----------------------                      ----------------------
                                           Title:
                                                 ----------------------
                                           Date:
                                                 ----------------------

                                 LOAN AGREEMENT

                                    EXHIBIT B

     Maryland Economic Development Assistance Authority and Fund ("MEDAAF")
               Final Report and Certification of Completion Costs

1.  Project Name:
                   -----------------------------------------------
2.  Borrower:
               -----------------------------------
3.  Period Covered:                     to
                     ------------------    -----------------------
4.  Activity:

---------------------------------------- --------------------- -------------------- -------------------- -------------------
           Costs of Project              Costs Paid by MEDAAF     Other Source         Other Source         Other Source

---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------



---------------------------------------- --------------------- -------------------- -------------------- -------------------
TOTAL:
---------------------------------------- --------------------- -------------------- -------------------- -------------------

*(Please specify in parenthesis the entity which paid each particular cost.)

CERTIFICATION:

1.       Attached   hereto  as   Exhibit  A  is a true and  correct  summary  of
charges incurred by the Borrower for work actually performed in conjunction with the Project.

2. All invoices referenced on Exhibit A have been paid in full by the Borrower.

All capitalized terms used in this certification that are not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement, dated as
of              ,  2002,  between the  Borrower and  Department  of Business and
    ------------
Economic Development (the "Lender").


WITNESS:                                    SWEETHEART CUP COMPANY INC




                                   By:                                 (SEAL)
---------------------------                ----------------------------
Name:                                      Name:
     ----------------------                     -----------------------
                                           Title:
                                                -----------------------
                                           Date:
                                                -----------------------

                                 LOAN AGREEMENT




                                    EXHIBIT C



                        PRE-CLOSING AND CLOSING CHECKLIST